UNITED STATES
                                 -------------
                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C.  20549


                                   FORM 8-K
                                   --------


                                CURRENT REPORT
                                --------------
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):     August 14, 2002


                         ANNTAYLOR STORES CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                      1-10738                    13-3499319
        --------                      -------                    ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
of  Incorporation)                                          (Identification No.)


                            142 West 57th Street
                           New York, New York 10019
                -------------------------------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                ANNTAYLOR, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)


            Delaware                     1-11980                51-0297083
            --------                     -------                ----------
 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)


                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
                 (Former Names or Former Addresses, if Changed
                              Since Last Report)

This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

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



ITEM 7.       EXHIBITS.
-------       ---------


       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits:

              99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002.

              99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002.


ITEM 9.       REGULATION FD DISCLOSURE.
-------       -------------------------

       On August 14, 2002, each of the Principal Executive Officer, J. Patrick Spainhour, and Principal Financial Officer, James M. Smith, of AnnTaylor,
Inc. submitted sworn statements to the Securities and Exchange Commission
(the "SEC") pursuant to SEC Order No. 4-460. A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2, respectively.


                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                  ANNTAYLOR STORES CORPORATION
                                                  ----------------------------

Date:  August 14, 2002                            By: /s/ Barbara K.  Eisenberg
                                                      -------------------------
                                                          Barbara K.  Eisenberg
                                                          Senior Vice President,
                                                          General Counsel and
                                                          Secretary



                                                  ANNTAYLOR, INC.

Date:  August 14, 2002                            By: /s/ Barbara K.  Eisenberg
                                                      -------------------------
                                                          Barbara K.  Eisenberg
                                                          Senior Vice President,
                                                          General Counsel and
                                                          Secretary



                                    Page 2

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

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                          Description
-----------      ------------------------------------------------------------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002.




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